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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 28, 2003





                          GABELLI ASSET MANAGEMENT INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         NEW YORK                    1-14761                      13-4007862
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(STATE OR OTHER JURISDICTION       (COMMISSION                  (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)




     ONE CORPORATE CENTER, RYE, NY                                       10580
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (914)921-3700

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number        Description
------        -----------
 99.1         Press Release dated October 28, 2003





ITEM 9.   REGULATION FD DISCLOSURE

          On October 28, 2003, Gabelli Asset Management Inc. reported its results for the third quarter 2003 and elected to defer the implementation of Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities". A copy of the Company's press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 9 in accordance with the provisions of Regulation FD (17 CFR sections 243.100 et seq.).






ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On October 28, 2003, Gabelli Asset Management Inc. reported its results for the third quarter 2003 and elected to defer the implementation of Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities". A copy of the Company's press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 12.





SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Gabelli Asset Management Inc.


By: /s/ Michael R. Anastasio Jr.
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    Michael R. Anastasio Jr.
    Chief Accounting Officer


Date:  October 28, 2003